Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2021	2022	2023	2024
Year ended December 31:
Total fee revenue	$10,012	$9,606	$9,480	$10,156
Net interest income	1,905	2,544	2,759	2,923
Other income	110	(2)	(294)	(79)
Total revenue	12,027	12,148	11,945	13,000
Provision for credit losses	(33)	20	46	75
Total expenses	8,889	8,801	9,583	9,530
Income before income tax expense	3,171	3,327	2,316	3,395
Income tax expense	478	553	372	708
Net income	2,693	2,774	1,944	2,687
Net income available to common shareholders	$2,572	$2,660	$1,821	$2,483
Per common share:
Diluted earnings per common share	$7.19	$7.19	$5.58	$8.21
Average diluted common shares outstanding (in thousands)	357,962	370,109	326,568	302,226
Cash dividends declared per common share	$2.18	$2.40	$2.64	$2.90
Closing price per share of common stock (at year end)	93.00	77.57	77.46	98.15
Average balance sheet:
Investment securities	$111,730	$111,929	$105,765	$104,784
Total assets	299,743	286,430	274,696	311,723
Total deposits	235,404	222,874	205,111	225,611
Ratios and other metrics:
Return on average common equity	10.7%	11.1%	8.2%	11.1%
Return on average tangible common equity(1)	17.2	17.4	13.3	17.9
Pre-tax margin	26.4	27.4	19.4	26.1
Pre-tax margin, excluding notable items(2)	27.6	28.4	26.4	27.6
Net interest margin, fully taxable-equivalent basis	0.74	1.03	1.20	1.10
Common equity tier 1 ratio(3)(4)	14.3	13.6	11.6	10.9
Tier 1 capital ratio(3)(4)	16.1	15.4	13.4	13.2
Total capital ratio(3)(4)	17.5	16.8	15.2	14.8
Tier 1 leverage ratio(3)	6.1	6.0	5.5	5.2
Supplementary leverage ratio(3)	7.4	7.0	6.2	6.2
Assets under custody and/or administration (in trillions)	$43.68	$36.74	$41.81	$46.56
Assets under management (in trillions)	4.14	3.48	4.13	4.72

(1) Return on average tangible common equity is calculated by dividing the net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25	2024	2025	YTD2025 vs. YTD2024

Fee revenue:
Servicing fees	$1,228	$1,239	$1,266	$1,283	$1,275	$1,304	5.2%	2.3%	$2,467	$2,579	4.5%
Management fees	510	511	527	576	562	562	10.0	—	1,021	1,124	10.1
Foreign exchange trading services	331	336	374	360	362	431	28.3	19.1	667	793	18.9
Securities finance	96	108	116	118	114	126	16.7	10.5	204	240	17.6
Front office software and data	144	152	146	197	158	169	11.2	7.0	296	327	10.5
Lending related and other fees	63	62	62	62	67	61	(1.6)	(9.0)	125	128	2.4
Software and processing fees	207	214	208	259	225	230	7.5	2.2	421	455	8.1
Other fee revenue	50	48	125	66	32	66	37.5	nm	98	98	—
Total fee revenue	2,422	2,456	2,616	2,662	2,570	2,719	10.7	5.8	4,878	5,289	8.4
Net interest income:
Interest income	2,889	2,998	3,081	3,009	2,922	3,055	1.9	4.6	5,887	5,977	1.5
Interest expense	2,173	2,263	2,358	2,260	2,208	2,326	2.8	5.3	4,436	4,534	2.2
Net interest income	716	735	723	749	714	729	(0.8)	2.1	1,451	1,443	(0.6)
Other income:
Gains (losses) related to investment securities, net	—	—	(80)	1	—	—	—	—	—	—	—
Total other income	—	—	(80)	1	—	—	—	—	—	—	—
Total revenue	3,138	3,191	3,259	3,412	3,284	3,448	8.1	5.0	6,329	6,732	6.4
Provision for credit losses	27	10	26	12	12	30	nm	nm	37	42	13.5
Expenses:
Compensation and employee benefits	1,252	1,099	1,134	1,212	1,262	1,280	16.5	1.4	2,351	2,542	8.1
Information systems and communications	432	454	463	480	497	523	15.2	5.2	886	1,020	15.1
Transaction processing services	248	250	255	245	258	260	4.0	0.8	498	518	4.0
Occupancy	103	106	105	123	103	105	(0.9)	1.9	209	208	(0.5)
Amortization of other intangible assets	60	60	56	54	54	56	(6.7)	3.7	120	110	(8.3)
Other	418	300	295	326	276	305	1.7	10.5	718	581	(19.1)
Total expenses	2,513	2,269	2,308	2,440	2,450	2,529	11.5	3.2	4,782	4,979	4.1
Income before income tax expense	598	912	925	960	822	889	(2.5)	8.2	1,510	1,711	13.3
Income tax expense	135	201	195	177	178	196	(2.5)	10.1	336	374	11.3
Net income	$463	$711	$730	$783	$644	$693	(2.5)	7.6	$1,174	$1,337	13.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24		2Q25 vs. 1Q25		2024	2025	YTD2025 vs. YTD2024
Adjustments to net income:
Dividends on preferred stock	$(45)	$(55)	$(48)	$(54)	$(46)	$(63)	(14.5)%		(37.0)%		$(100)	$(109)	(9.0)%
Earnings allocated to participating securities	—	(1)	—	(1)	(1)	—	nm		nm		(1)	(1)	—
Net income available to common shareholders	$418	$655	$682	$728	$597	$630	(3.8)		5.5		$1,073	$1,227	14.4
Per common share:
Basic earnings	$1.38	$2.18	$2.29	2.50	$2.07	$2.20	0.9		6.3		$3.56	$4.27	19.9
Diluted earnings	1.37	2.15	2.26	2.46	2.04	2.17	0.9		6.4		3.52	4.21	19.6
Average common shares outstanding (in thousands):
Basic	301,991	300,564	297,365	291,686	288,562	286,281	(4.8)		(0.8)		301,278	287,415	(4.6)
Diluted	305,943	304,765	301,847	296,420	292,716	290,490	(4.7)		(0.8)		305,354	291,596	(4.5)
Cash dividends declared per common share	$0.69	$0.69	$0.76	$0.76	$0.76	$0.76	10.1		—		$1.38	$1.52	10.1
Closing price per share of common stock (as of quarter end)	77.32	74.00	88.47	98.15	89.53	106.34	43.7		18.8		74.00	106.34	43.7
Book value per common share	$72.85	$74.50	$78.22	$77.95	$80.13	$83.16	11.6		3.8		$74.50	$83.16	11.6
Tangible book value per common share(1)	45.06	46.10	49.22	49.14	51.23	53.56	16.2		4.5		46.10	53.56	16.2
Balance sheet averages:
Investment securities	$101,318	$105,098	$107,364	$105,322	$110,070	$112,083	6.6		1.8		$103,208	$111,082	7.6
Total assets	298,570	306,298	314,640	327,181	337,291	353,779	15.5		4.9		302,434	345,580	14.3
Total deposits	218,892	220,881	225,482	237,066	243,036	260,745	18.0		7.3		219,886	251,938	14.6
Ratios and other metrics:
Effective tax rate	22.5%	22.1%	21.1%	18.4%	21.7%	22.0%	(0.1)%	pts	0.3%	pts	22.3%	21.9%	(0.4)%	pts
Return on average common equity	7.7	11.9	12.0	12.7	10.6	10.8	(1.1)		0.2		9.8	10.7	0.9
Return on average tangible common equity(2)	12.4	19.3	19.3	20.3	16.4	16.7	(2.6)		0.3		15.9	16.6	0.7
Pre-tax margin	19.1	28.6	28.4	28.1	25.0	25.8	(2.8)		0.8		23.9	25.4	1.5
Pre-tax margin, excluding notable items(3)	23.2	28.6	28.4	29.8	25.0	29.6	1.0		4.6		25.9	27.4	1.5
Net interest margin, fully taxable-equivalent basis	1.13	1.13	1.07	1.07	1.00	0.96	(0.2)		—		1.13	0.98	(0.2)
Common equity tier 1 ratio(4)(5)	11.1	11.2	11.6	10.9	11.0	10.7	(0.5)		(0.3)		11.2	10.7	(0.5)
Tier 1 capital ratio(4)(5)	13.2	13.3	13.9	13.2	13.8	13.3	—		(0.5)		13.3	13.3	—
Total capital ratio(4)(5)	14.9	15.0	15.6	14.8	15.3	14.8	(0.2)		(0.5)		15.0	14.8	(0.2)
Tier 1 leverage ratio(4)	5.4	5.3	5.5	5.2	5.5	5.3	—		(0.2)		5.3	5.3	—
Supplementary leverage ratio(4)	6.5	6.3	6.4	6.2	6.5	6.3	—		(0.2)		6.3	6.3	—
Assets under custody and/or administration (in billions)	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	10.6%		4.9%		$44,312	$49,000	10.6%
Assets under management (in billions)	4,299	4,369	4,732	4,715	4,665	5,117	17.1		9.7		4,369	5,117	17.1
Average securities on loan(6)	301,247	334,675	349,113	354,372	358,869	386,730	15.6		7.8		317,961	372,877	17.3

(1) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Return on average tangible common equity is calculated by dividing annualized net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Beginning in the third quarter of 2024, quarterly annualized net income available to common shareholders is utilized in the quarterly return on average tangible common equity calculation as compared to year-to-date annualized net income available to common shareholders utilized in prior quarters. Prior quarterly periods have been revised to conform to the current presentation. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of June 30, 2025 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) End-of-period securities on loan were $339,940 million, $339,111 million, $378,713 million and $327,389 million at March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively, and $376,269 million and $387,070 million at March 31, 2025 and June 30, 2025, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of						% Change
(Dollars in millions, except per share amounts)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	2Q25 vs. 2Q24	2Q25 vs. 1Q25
Assets:
Cash and due from banks	$3,413	$2,898	$4,067	$3,145	$4,658	$4,020	38.7%	(13.7)%
Interest-bearing deposits with banks, net	125,486	99,876	105,121	112,957	119,464	118,835	19.0	(0.5)
Securities purchased under resale agreements	7,489	6,340	8,334	6,679	7,971	8,275	30.5	3.8
Trading account assets	760	780	802	768	743	791	1.4	6.5
Investment securities:
Investment securities available-for-sale, net	48,640	56,755	56,853	58,895	67,444	70,603	24.4	4.7
Investment securities held-to-maturity, net(1)	52,914	51,051	49,477	47,727	45,505	43,286	(15.2)	(4.9)
Total investment securities	101,554	107,806	106,330	106,622	112,949	113,889	5.6	0.8
Loans	38,635	39,376	41,961	43,200	44,685	47,279	20.1	5.8
Allowance for credit losses on loans(2)	135	136	162	174	176	179	31.6	1.7
Loans, net	38,500	39,240	41,799	43,026	44,509	47,100	20.0	5.8
Premises and equipment, net(3)	2,479	2,539	2,621	2,715	2,784	2,942	15.9	5.7
Accrued interest and fees receivable	4,014	4,066	4,160	4,034	4,280	4,589	12.9	7.2
Goodwill	7,582	7,751	7,833	7,691	7,763	7,918	2.2	2.0
Other intangible assets	1,258	1,209	1,166	1,089	1,046	1,014	(16.1)	(3.1)
Other assets	45,468	53,098	56,248	64,514	66,526	67,344	26.8	1.2
Total assets	$338,003	$325,603	$338,481	$353,240	$372,693	$376,717	15.7	1.1
Liabilities:
Deposits:
Non-interest-bearing	$37,367	$34,519	$31,448	$33,180	$32,265	$34,569	0.1	7.1
Interest-bearing - U.S.	148,485	140,983	145,527	166,483	168,362	169,444	20.2	0.6
Interest-bearing - Non-U.S.	66,032	63,658	70,454	62,257	71,429	79,011	24.1	10.6
Total deposits(4)	251,884	239,160	247,429	261,920	272,056	283,024	18.3	4.0
Securities sold under repurchase agreements	3,576	2,716	2,119	3,681	3,524	2,377	(12.5)	(32.5)
Other short-term borrowings	11,541	13,571	10,018	9,840	11,849	9,844	(27.5)	(16.9)
Accrued expenses and other liabilities	26,823	25,657	32,185	29,201	33,726	28,254	10.1	(16.2)
Long-term debt	19,746	19,737	20,902	23,272	24,846	25,911	31.3	4.3
Total liabilities	313,570	300,841	312,653	327,914	346,001	349,410	16.1	1.0
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	—	—	—	—	nm	—
Series I, 15,000 shares issued and outstanding	1,481	1,481	1,481	1,481	1,481	1,481	—	—
Series J, 8,500 shares issued and outstanding	—	—	842	842	842	842	nm	—
Series K, 7,500 shares issued and outstanding	—	—	—	—	743	743	nm	nm
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	504	—	—
Surplus	10,724	10,721	10,723	10,722	10,693	10,698	(0.2)	—
Retained earnings	28,166	28,615	29,073	29,582	29,959	30,373	6.1	1.4
Accumulated other comprehensive income (loss)	(2,369)	(2,314)	(1,625)	(2,100)	(1,792)	(1,321)	42.9	26.3
Treasury stock, at cost(7)	(15,060)	(15,232)	(15,663)	(16,198)	(16,231)	(16,506)	(8.4)	(1.7)
Total shareholders' equity	24,433	24,762	25,828	25,326	26,692	27,307	10.3	2.3
Total liabilities and equity	$338,003	$325,603	$338,481	$353,240	$372,693	$376,717	15.7	1.1

(1) Fair value of investment securities held-to-maturity	$46,823	$44,916	$44,925	$41,906	$40,424	$38,485
(2) Total allowance for credit losses including off-balance sheet commitments	146	145	171	183	186	192
(3) Accumulated depreciation for premises and equipment	6,193	6,318	6,400	6,461	6,635	6,824
(4) Average total deposits	218,892	220,881	225,482	237,066	243,036	260,745
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	301,504,470	299,231,005	294,191,001	288,766,452	288,676,229	285,561,974
(7) Treasury stock shares	202,375,172	204,648,637	209,688,641	215,113,190	215,203,413	218,317,668
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters												% Change
	1Q24		2Q24		3Q24		4Q24		1Q25		2Q25		2Q25 vs. 2Q24	2Q25 vs. 1Q25
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$90,230	4.45%	$87,894	4.25%	$86,884	4.02%	$90,018	3.67%	$92,780	3.36%	$98,321	3.23%	11.9%	6.0%
Securities purchased under resale agreements(2)	6,118	10.97	6,558	10.17	6,991	10.44	7,480	9.04	7,716	8.66	9,169	7.83	39.8	18.8
Trading account assets	767	—	779	—	788	—	795	—	756	0.15	791	0.06	1.5	4.6
Investment securities:
Investment securities available-for-sale, net	46,497	4.93	53,204	5.06	57,302	5.13	57,205	4.90	63,428	4.57	67,718	4.45	27.3	6.8
Investment securities held-to-maturity, net	54,821	2.14	51,894	2.14	50,062	2.12	48,117	2.11	46,642	2.07	44,365	2.11	(14.5)	(4.9)
Total investment securities	101,318	3.42	105,098	3.62	107,364	3.73	105,322	3.63	110,070	3.51	112,083	3.52	6.6	1.8
Loans(3)	37,747	5.82	38,703	5.85	39,782	5.79	42,377	5.48	43,730	5.17	45,277	5.08	17.0	3.5
Other interest-earning assets	18,153	6.92	22,708	6.92	27,697	6.35	32,534	5.76	34,464	5.49	39,007	5.38	71.8	13.2
Total interest-earning assets	254,333	4.57	261,740	4.61	269,506	4.55	278,526	4.30	289,516	4.09	304,648	4.02	16.4	5.2
Cash and due from banks	4,608		2,861		3,417		3,811		4,516		4,058		41.8	(10.1)
Other non-interest-earning assets	39,629		41,697		41,717		44,844		43,259		45,073		8.1	4.2
Total assets	$298,570		$306,298		$314,640		$327,181		$337,291		$353,779		15.5	4.9
Liabilities:
Interest-bearing deposits:
U.S.	$129,846	4.22%	$132,162	4.15%	$135,440	4.16%	$146,040	3.79%	$154,462	3.54%	$159,770	3.50%	20.9%	3.4%
Non-U.S.	62,087	1.80	63,767	1.72	65,824	1.70	64,871	1.62	63,677	1.38	76,807	1.55	20.4	20.6
Total interest-bearing deposits(4)	191,933	3.44	195,929	3.36	201,264	3.35	210,911	3.12	218,139	2.91	236,577	2.87	20.7	8.5
Securities sold under repurchase agreements	3,122	5.06	3,404	5.07	2,193	4.98	3,937	4.67	4,530	4.54	3,160	4.42	(7.2)	(30.2)
Other short-term borrowings	8,314	4.85	13,073	5.15	13,639	5.16	10,656	4.96	11,848	4.64	10,179	4.51	(22.1)	(14.1)
Long-term debt	18,944	5.44	19,694	5.44	20,258	5.27	22,658	5.18	23,742	5.00	25,864	4.98	31.3	8.9
Other interest-bearing liabilities	4,430	12.29	4,753	12.57	5,238	14.41	4,873	10.93	5,471	11.76	3,543	18.35	(25.5)	(35.2)
Total interest-bearing liabilities	226,743	3.85	236,853	3.84	242,592	3.87	253,035	3.55	263,730	3.40	279,323	3.34	17.9	5.9
Non-interest-bearing deposits(5)	26,959		24,952		24,218		26,155		24,897		24,168		(3.1)	(2.9)
Other non-interest-bearing liabilities	20,233		19,964		22,119		22,431		22,554		23,232		16.4	3.0
Preferred shareholders' equity	2,785		2,468		3,020		2,816		3,263		3,560		44.2	9.1
Common shareholders' equity	21,850		22,061		22,691		22,744		22,847		23,496		6.5	2.8
Total liabilities and shareholders' equity	$298,570		$306,298		$314,640		$327,181		$337,291		$353,779		15.5	4.9

Total deposits	$218,892		$220,881		$225,482		$237,066		$243,036		$260,745		18.0	7.3

Excess of rate earned over rate paid		0.72%		0.77%		0.68%		0.74%		0.70%		0.68%
Net interest margin		1.13%		1.13%		1.07%		1.07%		1.00%		0.96%
Net interest income, fully taxable-equivalent basis		$717		$736		$724		$749		$714		$729
Tax-equivalent adjustment		(1)		(1)		(1)		—		—		—
Net interest income, GAAP-basis(4)		$716		$735		$723		$749		$714		$729

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $172 billion, $180 billion, $201 billion and $212 billion in the first, second, third and fourth quarters of 2024, respectively, and approximately $232 billion and $253 billion in the first and second quarters of 2025, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.38%, 0.36%, 0.35% and 0.31% in the first, second, third and fourth quarters of 2024, respectively, and approximately 0.28% and 0.27% in the first and second quarters of 2025, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $37,626 million, $38,573 million, $39,645 million and $42,214 million in the first, second, third and fourth quarters of 2024 , respectively and approximately $43,562 million and $45,113 million in the first and second quarters of 2025, respectively.

(4) Average rates includes the impact of FX swap expense of approximately ($49) million, ($64) million, ($82) million and ($80) million in the first, second, third and fourth quarters of 2024, respectively, and approximately ($83) million and ($42) million in the first and second quarters of 2025, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 3.54%, 3.49%, 3.52% and 3.27% in the first, second, third and fourth quarters of 2024, respectively, and approximately 3.07% and 2.94% in the first and second quarters of 2025, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2024 and 2025, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2024		2025		YTD2025 vs YTD2024
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks, net	$89,062	4.36%	$95,565	3.29%	7.3%
Securities purchased under resale agreements(2)	6,338	10.58	8,447	8.21	33.3
Trading account assets	773	—	773	0.11	—
Investment securities:
Investment securities available-for-sale, net	49,850	5.00	65,585	4.50	31.6
Investment securities held-to-maturity, net	53,358	2.14	45,497	2.09	(14.7)
Total investment securities	103,208	3.52	111,082	3.52	7.6
Loans(3)	38,225	5.84	44,508	5.12	16.4
Other interest-earning assets	20,430	6.92	36,748	5.43	79.9
Total interest-earning assets	258,036	4.59	297,123	4.06	15.1
Cash and due from banks	3,734		4,286		14.8
Other non-interest-earning assets	40,664		44,171		8.6
Total assets	$302,434		$345,580		14.3
Liabilities:
Interest-bearing deposits:
U.S.	$131,004	4.19	$157,130	3.52	19.9
Non-U.S.	62,927	1.76	70,278	1.48	11.7
Total interest-bearing deposits(4)	193,931	3.41	227,408	2.89	17.3
Securities sold under repurchase agreements	3,263	5.07	3,841	4.49	17.7
Other short-term borrowings	10,694	5.05	11,009	4.58	2.9
Long-term debt	19,319	5.44	24,809	4.99	28.4
Other interest-bearing liabilities	4,591	12.43	4,503	14.37	(1.9)
Total interest-bearing liabilities	231,798	3.85	271,570	3.37	17.2
Non-interest-bearing deposits(5)	25,955		24,530		(5.5)
Other non-interest-bearing liabilities	20,098		22,894		13.9
Preferred shareholders' equity	2,626		3,411		29.9
Common shareholders' equity	21,957		23,175		5.5
Total liabilities and shareholders' equity	$302,434		$345,580		14.3

Total deposits	$219,886		$251,938		14.6

Excess of rate earned over rate paid		0.74%		0.69%
Net interest margin		1.13%		0.98%
Net interest income, fully taxable-equivalent basis		$1,453		$1,443
Tax-equivalent adjustment		(2)		—
Net interest income, GAAP-basis(4)		$1,451		$1,443

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $176 billion and $243 billion as of June 30, 2024 and 2025, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.37% and 0.28% for the six months ended June 30, 2024 and 2025, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of June 30, 2024 and 2025 was approximately $38,100 million and $44,342 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately ($112) million and ($125) million for the six months ended June 30, 2024 and 2025, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were 3.51% and 3.00% for the six months ended June 30, 2024 and 2025, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	2Q25
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$43,978	4.53%	$30,178	2.19%	$6,417	4.32%	$17,748	1.39%	$98,321	3.23%
Total investment securities	91,562	3.50	8,427	2.54	6,289	4.50	5,805	4.24	112,083	3.52
Loans	36,459	5.19	6,873	4.31	1,309	6.22	636	5.02	45,277	5.08
Total other interest-earning assets(2)	44,091	5.99	999	1.55	329	3.42	3,548	4.21	48,967	5.76
Total interest-earning assets	$216,090	4.51	$46,477	2.55	$14,344	4.56	$27,737	2.43	$304,648	4.02

Total interest-bearing deposits(3)(4)	$157,056	3.75	$41,656	1.32	$12,465	1.95	$25,400	0.43	$236,577	2.87

Central Bank Rate(5)		4.50		2.22		4.35

	1Q25
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$42,137	4.52%	$25,385	2.71%	$5,709	4.68%	$19,549	1.30%	$92,780	3.36%
Total investment securities	91,215	3.47	7,339	2.51	5,487	4.52	6,029	4.42	110,070	3.51
Loans	35,740	5.27	6,085	4.54	1,349	6.00	556	3.70	43,730	5.17
Total other interest-earning assets(2)	40,091	6.10	203	2.28	138	3.47	2,504	4.35	42,936	5.97
Total interest-earning assets	$209,183	4.51	$39,012	2.96	$12,683	4.76	$28,638	2.28	$289,516	4.09

Total interest-bearing deposits(3)(4)	$153,068	3.74	$33,657	1.63	$10,772	1.94	$20,642	(0.65)	$218,139	2.91

Central Bank Rate(5)		4.50		2.76		4.60

	2Q24
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$38,412	5.56%	$26,820	3.85%	$6,609	5.15%	$16,053	1.41%	$87,894	4.25%
Total investment securities	85,209	3.63	8,891	2.68	4,701	4.35	6,297	4.25	105,098	3.62
Loans	31,156	5.82	5,614	5.88	1,239	6.85	694	5.34	38,703	5.85
Total other interest-earning assets(2)	27,570	7.77	135	3.25	51	6.59	2,289	3.87	30,045	7.45
Total interest-earning assets	$182,347	5.05	$41,460	3.87	$12,600	5.04	$25,333	2.45	$261,740	4.61

Total interest-bearing deposits(3)(4)	$128,122	4.45	$35,166	2.16	$11,313	1.70	$21,328	(0.32)	$195,929	3.36

Central Bank Rate(5)		5.50		3.93		5.25

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q24		2Q24		3Q24		4Q24		1Q25		2Q25
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$25.1	4.44%	$31.4	4.73%	$35.0	4.89%	$35.3	4.59%	$41.3	4.29%	$42.6	4.15%
U.S. Treasury direct obligations	9.6	5.11	15.6	5.27	18.7	5.12	20.4	4.95	26.5	4.48	26.4	4.43
Non-U.S. sovereign, supranational and non-U.S. agency	15.5	4.03	15.8	4.20	16.3	4.63	14.9	4.11	14.8	3.96	16.2	3.70
Asset-backed securities	6.9	5.61	7.2	5.68	7.6	5.53	8.1	5.41	7.8	5.09	8.5	4.75
Mortgage-backed securities	5.6	5.44	5.9	5.48	6.2	5.36	6.3	5.36	7.0	5.06	9.2	5.09
CMBS	5.6	5.81	5.4	5.75	5.1	5.81	4.5	5.55	4.3	4.86	4.2	4.74
Other	3.3	4.63	3.3	4.85	3.4	5.12	3.0	5.20	3.0	5.16	3.2	5.14
Total available-for-sale portfolio	$46.5	4.93	$53.2	5.06	$57.3	5.13	$57.2	4.90	$63.4	4.57	$67.7	4.45

	Quarters
	1Q24		2Q24		3Q24		4Q24		1Q25		2Q25
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$12.7	0.96%	$10.8	0.88%	$10.1	0.82%	$9.3	0.76%	$8.6	0.75%	$7.2	0.78%
U.S. Treasury direct obligations	7.4	1.07	6.1	0.90	5.7	0.76	5.4	0.68	5.0	0.66	3.9	0.67
Non-U.S. sovereign, supranational and non-U.S. agency	5.3	0.80	4.7	0.84	4.4	0.90	3.9	0.88	3.6	0.89	3.3	0.92
Asset-backed securities	3.1	6.15	3.0	6.15	2.7	6.21	2.5	5.92	2.4	5.32	2.4	5.17
Mortgage-backed securities	33.8	2.25	32.9	2.23	32.1	2.22	31.1	2.24	30.5	2.22	29.7	2.21
CMBS	5.2	1.93	5.2	1.91	5.2	1.91	5.2	1.90	5.2	1.88	5.1	1.89
Total held-for-maturity portfolio	$54.8	2.14	$51.9	2.14	$50.1	2.12	$48.1	2.11	$46.7	2.07	$44.4	2.11

Total investment securities	$101.3	3.42	$105.1	3.62	$107.4	3.73	$105.3	3.63	$110.1	3.51	$112.1	3.52

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	62%	21%	14%	—%	2%	1%	$43.3	61.3%	$78	94% / 6%
U.S. Treasury direct obligations	100	—	—	—	—	—	26.8	61.9	(17)	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—	56	38	—	5	1	16.5	38.1	95	85% / 15%
Asset-backed securities	—	94	6	—	—	—	9.1	12.9	15	0% / 100%
Mortgage-backed securities	56	—	44	—	—	—	10.7	15.2	(69)	56% / 44%
CMBS	100	—	—	—	—	—	4.1	5.8	(24)	5% / 95%
Other	—	20	20	52	8	—	3.4	4.8	50	60% / 40%
Total available-for-sale portfolio	53%	26%	17%	2%	2%	—%	$70.6	100.0%	$50	70% / 30%

Fair Value	$37.0	$18.5	$12.1	$1.7	$1.1	$0.2

	Ratings
	UST/AGY	AAA	AA	A	BBB	<BBB	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	48%	33%	17%	2%	—%	—%	$6.4	14.8%	$(55)	100% / 0%
U.S. Treasury direct obligations	100	—	—	—	—	—	3.1	48.4	(19)	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—	64	33	3	—	—	3.3	51.6	(36)	100% / 0%
Asset-backed securities	—	25	70	3	—	2	2.4	5.5	(31)	5% / 95%
Mortgage-backed securities	100	—	—	—	—	—	29.4	67.9	(4,206)	100% / 0%
CMBS	100	—	—	—	—	—	5.1	11.8	(510)	97% / 3%
Total held-for-maturity portfolio	87%	6%	6%	1%	—%	—%	$43.3	100.0%	$(4,802)	94% / 6%

Amortized Cost	$37.6	$2.7	$2.8	$0.2	$—	$—

Total Investment Securities(3)							$113.9			79% / 21%

(1) At June 30, 2025, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $36 million, after-tax unrealized loss on securities held-to-maturity of $3,462 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $305 million.

(2) At June 30, 2025, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $20 million or 0.02% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of June 30, 2025, approximately 84% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters						% Change
(Dollars in millions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25
Allowance for credit losses:
Beginning balance	$150	$146	$145	$171	$183	$186	27.4%	1.6%
Provision for credit losses (funded commitments)	31	12	26	12	11	27	nm	nm
Provision for credit losses (unfunded commitments)	(4)	(2)	—	—	1	2	nm	nm
Provision for credit losses (all other)	—	—	—	—	—	1	nm	nm
Total provision	27	10	26	12	12	30	nm	nm
Charge-offs	(31)	(11)	—	—	(9)	(24)	nm	nm
Ending balance(1)	$146	$145	$171	$183	$186	$192	32.4	3.2

Allowance for credit losses:
Loans	$135	$136	$162	$174	$176	$179	31.6	1.7
Investment securities	1	1	1	—	—	—	nm	—
Unfunded (off-balance sheet) commitments	10	8	8	9	9	11	37.5	22.2
All other	—	—	—	—	1	2	—	nm
Ending balance(1)	$146	$145	$171	$183	$186	$192	32.4	3.2

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters						% Change
(Dollars in billions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$14,694	$14,573	$15,253	$15,266	$15,430	$16,728	14.8%	8.4%
Mutual funds	11,552	11,645	12,223	12,301	12,143	12,641	8.6	4.1
Pension products	8,800	8,916	9,339	9,386	9,377	9,679	8.6	3.2
Insurance and other products	8,866	9,178	9,944	9,604	9,783	9,952	8.4	1.7
Total Assets Under Custody and/or Administration	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	10.6	4.9
By Asset Class:
Equities	$25,909	$26,291	$27,715	$27,535	$27,508	$29,311	11.5	6.6
Fixed-Income	11,368	11,303	12,027	11,933	11,900	12,122	7.2	1.9
Short-term and other investments(2)	6,635	6,718	7,017	7,089	7,325	7,567	12.6	3.3
Total Assets Under Custody and/or Administration	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	10.6	4.9
By Geographic Location(3):
Americas	$31,610	$31,763	$33,460	$33,284	$33,340	$35,028	10.3	5.1
Europe/Middle East/Africa	9,207	9,406	10,214	10,179	10,303	10,803	14.9	4.9
Asia/Pacific	3,095	3,143	3,085	3,094	3,090	3,169	0.8	2.6
Total Assets Under Custody and/or Administration	$43,912	$44,312	$46,759	$46,557	$46,733	$49,000	10.6	4.9
Assets Under Custody(4)
By Product Classification:
Collective funds, including ETFs	$12,717	$12,570	$13,122	$13,162	$13,335	$14,487	15.3	8.6
Mutual funds	9,309	9,360	9,806	9,887	9,725	10,060	7.5	3.4
Pension products	7,235	7,333	7,693	7,737	7,731	7,975	8.8	3.2
Insurance and other products	2,898	2,898	3,046	3,019	3,046	3,026	4.4	(0.7)
Total Assets Under Custody	$32,159	$32,161	$33,667	$33,805	$33,837	$35,548	10.5	5.1
By Geographic Location(3):
Americas	$24,241	$24,211	$25,386	$25,491	$25,407	$26,705	10.3	5.1
Europe/Middle East/Africa	5,380	5,361	5,715	5,740	5,861	6,215	15.9	6.0
Asia-Pacific	2,538	2,589	2,566	2,574	2,569	2,628	1.5	2.3
Total Assets Under Custody	$32,159	$32,161	$33,667	$33,805	$33,837	$35,548	10.5	5.1

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Short-term and other investments includes derivatives, cash and cash equivalents and other instruments.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters						% Change
(Dollars in billions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$51	$51	$54	$52	$52	$55	7.8%	5.8%
Passive	2,661	2,708	2,923	2,955	2,849	3,163	16.8	11.0
Total Equity	2,712	2,759	2,977	3,007	2,901	3,218	16.6	10.9
Fixed-Income:
Active	27	28	30	31	30	30	7.1	—
Passive	551	555	593	585	603	670	20.7	11.1
Total Fixed-Income	578	583	623	616	633	700	20.1	10.6
Cash(1)	481	483	543	518	518	525	8.7	1.4
Multi-Asset-Class Solutions:
Active	23	22	23	23	24	26	18.2	8.3
Passive	312	327	352	351	366	423	29.4	15.6
Total Multi-Asset-Class Solutions	335	349	375	374	390	449	28.7	15.1
Alternative Investments(2):
Active	11	10	10	10	10	10	—	—
Passive(3)	182	185	204	190	213	215	16.2	0.9
Total Alternative Investments	193	195	214	200	223	225	15.4	0.9
Total Assets Under Management	$4,299	$4,369	$4,732	$4,715	$4,665	$5,117	17.1	9.7
By Geographic Location(4):
Americas	$3,154	$3,195	$3,448	$3,468	$3,431	$3,713	16.2	8.2
Europe/Middle East/Africa	635	665	728	713	690	771	15.9	11.7
Asia-Pacific	510	509	556	534	544	633	24.4	16.4
Total Assets Under Management	$4,299	$4,369	$4,732	$4,715	$4,665	$5,117	17.1	9.7

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(3) AUM for passive alternative investments has been revised from prior presentations.
(4) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$74	$77	$91	$90	$114	$124	61.0%	8.8%
Equity	1,131	1,157	1,253	1,310	1,252	1,374	18.8	9.7
Fixed-Income	155	159	171	177	187	191	20.1	2.1
Multi-Asset	1	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$1,361	$1,394	$1,516	$1,578	$1,554	$1,690	21.2	8.8

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended June 30,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	2Q24	1Q25	2Q25		2Q25 vs. 2Q24	2Q25 vs. 1Q25		2Q24		1Q25	2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25		2Q24	1Q25		2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25	2Q24	1Q25	2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25
Servicing fees	$1,239	$1,275	$1,304		5.2%	2.3%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,239	$1,275	$1,304	5.2%	2.3%
Management fees	—	—	—		—	—		511		562	562	10.0	—		—	—		—	—	—	511	562	562	10.0	—
Foreign exchange trading services	304	337	390		28.3	15.7		32		25	38	18.8	52.0		—	—		3	nm	—	336	362	431	28.3	19.1
Securities finance	101	108	119		17.8	10.2		7		6	7	—	16.7		—	—		—	—	—	108	114	126	16.7	10.5
Software and processing fees	214	225	254		18.7	12.9		—		—	—	—	—		—	—		(24)	nm	—	214	225	230	7.5	2.2
Other fee revenue	36	34	51		41.7	50.0		12		(2)	15	25.0	nm		—	—		—	—	—	48	32	66	37.5	nm
Total fee revenue	1,894	1,979	2,118		11.8	7.0		562		591	622	10.7	5.2		—	—		(21)	nm	—	2,456	2,570	2,719	10.7	5.8
Net interest income	730	709	726		(0.5)	2.4		5		5	3	(40.0)	(40.0)		—	—		—	—	—	735	714	729	(0.8)	2.1
Total revenue	2,624	2,688	2,844		8.4	5.8		567		596	625	10.2	4.9		—	—		(21)	nm	—	3,191	3,284	3,448	8.1	5.0
Provision for credit losses	10	12	30		nm	nm		—		—	—	—	—		—	—		—	—	—	10	12	30	nm	nm
Total expenses	1,880	2,019	1,995		6.1	(1.2)		388		431	417	7.5	(3.2)		1	—		117	nm	—	2,269	2,450	2,529	11.5	3.2
Income before income tax expense	$734	$657	$819		11.6	24.7		$179		$165	$208	16.2	26.1		$(1)	$—		$(138)	nm	—	$912	$822	$889	(2.5)	8.2
Pre-tax margin	28.0%	24.5%	28.8%		0.8%	4.3%	pts	31.6%		27.7%	33.3%	1.7%	5.6%	pts							28.6%	25.0%	25.8%	(2.8)%	0.8%	pts

	Six Months Ended June 30,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2024	2025	YTD2025 vs. YTD2024		2024	2025		YTD2025 vs. YTD2024		2024	2025	YTD2025 vs. YTD2024	2024		2025	YTD2025 vs. YTD2024
Servicing fees	$2,467	$2,579	4.5%		$—	$—		—%		$—	$—	—%	$2,467		$2,579	4.5%
Management fees	—	—	—		1,021	1,124		10.1		—	—	—	1,021		1,124	10.1
Foreign exchange trading services	612	727	18.8		55	63		14.5		—	3	nm	667		793	18.9
Securities finance	191	227	18.8		13	13		—		—	—	—	204		240	17.6
Software and processing fees	421	479	13.8		—	—		—		—	(24)	nm	421		455	8.1
Other fee revenue	79	85	7.6		19	13		(31.6)		—	—	—	98		98	—
Total fee revenue	3,770	4,097	8.7		1,108	1,213		9.5		—	(21)	nm	4,878		5,289	8.4
Net interest income	1,441	1,435	(0.4)		10	8		(20.0)		—	—	—	1,451		1,443	(0.6)
Total revenue	5,211	5,532	6.2		1,118	1,221		9.2		—	(21)	nm	6,329		6,732	6.4
Provision for loan losses	37	42	13.5		—	—		—		—	—	—	37		42	13.5
Total expenses	3,843	4,014	4.4		808	848		5.0		131	117	(10.7)	4,782		4,979	4.1
Income before income tax expense	$1,331	$1,476	10.9		$310	$373		20.3		$(131)	$(138)	5.3	$1,510		$1,711	13.3
Pre-tax margin	25.5%	26.7%	1.2%	pts	27.7%	30.5%		2.8%	pts				23.9%		25.4%	1.5%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)						Basel III Standardized Approach(2)
(Dollars in millions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Ratios and Supporting Calculations:
Common equity tier 1 capital	$13,167	$13,346	$14,071	$13,799	$14,362	$14,791	$13,167	$13,346	$14,071	$13,799	$14,362	$14,791
Total risk-weighted assets	112,161	111,224	112,795	114,602	114,274	118,652	118,613	119,244	121,137	126,281	130,208	137,677
Common equity tier 1 risk-based capital ratio	11.7%	12.0%	12.5%	12.0%	12.6%	12.5%	11.1%	11.2%	11.6%	10.9%	11.0%	10.7%

Tier 1 capital	$15,635	$15,814	$16,887	$16,615	$17,921	$18,350	$15,635	$15,814	$16,887	$16,615	$17,921	$18,350
Tier 1 risk-based capital ratio	13.9%	14.2%	15.0%	14.5%	15.7%	15.5%	13.2%	13.3%	13.9%	13.2%	13.8%	13.3%

Total capital	$17,504	$17,682	$18,754	$18,476	$19,799	$20,226	$17,650	$17,827	$18,925	$18,659	$19,978	$20,418
Total risk-based capital ratio	15.6%	15.9%	16.6%	16.1%	17.3%	17.0%	14.9%	15.0%	15.6%	14.8%	15.3%	14.8%

Tier 1 capital	$15,635	$15,814	$16,887	$16,615	$17,921	$18,350	$15,635	$15,814	$16,887	$16,615	$17,921	$18,350
Adjusted average assets (Tier 1)(3)	289,772	297,350	305,699	318,470	328,520	344,822	289,772	297,350	305,699	318,470	328,520	344,822
Tier 1 leverage ratio	5.4%	5.3%	5.5%	5.2%	5.5%	5.3%	5.4%	5.3%	5.5%	5.2%	5.5%	5.3%

On-and off-balance sheet leverage exposure	$249,668	$261,135	$273,809	$278,344	$286,035	$300,585	$249,668	$261,135	$273,809	$278,344	$286,035	$300,585
Less: regulatory deductions	(8,798)	(8,948)	(8,941)	(8,711)	(8,771)	(8,957)	(8,798)	(8,948)	(8,941)	(8,711)	(8,771)	(8,957)
Leverage exposure (SLR)	240,870	252,187	264,868	269,633	277,264	291,628	240,870	252,187	264,868	269,633	277,264	291,628
Supplementary leverage ratio(4)	6.5%	6.3%	6.4%	6.2%	6.5%	6.3%	6.5%	6.3%	6.4%	6.2%	6.5%	6.3%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of June 30, 2025 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of June 30, 2025 are estimates.

(3) Adjusted average assets (Tier 1) is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on average tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing annualized net income available to common shareholders for the relevant period by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are presented below.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Tangible common equity - period end:
Total shareholders' equity	$24,433	$24,762	$25,828	$25,326	$26,692	$27,307
Less:
Preferred stock	2,468	2,468	2,816	2,816	3,559	3,559
Common shareholders' equity	21,965	22,294	23,012	22,510	23,133	23,748
Less:
Goodwill	7,582	7,751	7,833	7,691	7,763	7,918
Other intangible assets	1,258	1,209	1,166	1,089	1,046	1,014
Plus related deferred tax liabilities	460	461	467	459	465	479
Tangible common shareholders' equity - Non-GAAP	$13,585	$13,795	$14,480	$14,189	$14,789	$15,295

Total common shares outstanding - period end (in thousands)	301,504	299,231	294,191	288,766	288,676	285,562
Book value per common share	$72.85	$74.50	$78.22	$77.95	$80.13	$83.16
Tangible book value per common share - Non-GAAP	45.06	46.10	49.22	49.14	51.23	53.56

	Quarters						Year-to-Date
(Dollars in millions, except where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2024	2025
Tangible common equity - average:
Average common shareholders' equity	$21,850	$22,061	$22,691	$22,744	$22,847	$23,496	$21,957	$23,175
Less:
Average goodwill	7,589	7,750	7,798	7,745	7,717	7,854	7,670	7,786
Average other intangible assets	1,287	1,230	1,187	1,121	1,065	1,029	1,259	1,047
Plus related deferred tax liabilities	460	460	464	463	462	472	461	467
Average tangible common shareholders' equity - Non-GAAP	$13,434	$13,541	$14,170	$14,341	$14,527	$15,085	$13,489	$14,809

Net income available to common shareholders	$418	$655	$682	$728	$597	$630	$1,073	$1,227
Net income available to common shareholders, excluding notable items(1)	517	655	682	769	597	733	1,172	1,330

Return on average tangible common equity - Non-GAAP(2)	12.4%	19.3%	19.3%	20.3%	16.4%	16.7%	15.9%	16.6%
Return on average tangible common equity, excluding notable items - Non-GAAP(2)(3)	15.4	19.3	19.3	21.4	16.4	19.4	17.4	18.0

(1) Refer to Reconciliations of non-GAAP Financial Information pages for a reconciliation of net income available to common shareholders, excluding notable items.
(2) Beginning in the third quarter of 2024, quarterly annualized net income available to common shareholders is utilized in the quarterly ROTCE calculation as compared to year-to-date annualized net income available to common shareholders utilized in prior quarters. Prior quarterly periods have been revised to conform to the current presentation.

(3) Return on average tangible common equity, excluding notable items - non-GAAP is calculated by dividing annualized net income available to common shareholders, excluding notable items for the relevant period by average tangible common equity.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

Quarters							% Change				Year-to-Date		% Change
(Dollars in millions)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24		2Q25 vs. 1Q25		2024	2025	YTD2025 vs. YTD2024
Fee Revenue:
Total fee revenue, GAAP-basis	$2,422	$2,456	$2,616	$2,662	$2,570	$2,719	10.7%		5.8%		$4,878	$5,289	8.4%
Less: Notable items:
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)	nm		nm		—	(3)	nm
Client rescoping (revenue impact)(2)	—	—	—	—	—	24	nm		nm		—	24	nm
Other fee revenue(3)	—	—	(66)	—	—	—	—		—		—	—	—
Total fee revenue, excluding notable items	$2,422	$2,456	$2,535	$2,662	$2,570	$2,740	11.6		6.6		$4,878	$5,310	8.9

Total Revenue:
Total revenue, GAAP-basis	$3,138	$3,191	$3,259	$3,412	$3,284	$3,448	8.1%		5.0%		$6,329	$6,732	6.4%
Less: Notable items:
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)	nm		nm		—	(3)	nm
Client rescoping (revenue impact)(2)	—	—	—	—	—	24	nm		nm		—	24	nm
Other fee revenue(3)	—	—	(66)	—	—	—	—		—		—	—	—
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—	—		—		—	—	—
Total revenue, excluding notable items	$3,138	$3,191	$3,259	$3,412	$3,284	$3,469	8.7		5.6		$6,329	$6,753	6.7

Expenses:
Total expenses, GAAP-basis	$2,513	$2,269	$2,308	$2,440	$2,450	$2,529	11.5%		3.2%		$4,782	$4,979	4.1%
Less: Notable items:
Deferred compensation expense acceleration(5)	—	—	—	(79)	—	—	—		—		—	—	—
Repositioning charges(6)	—	—	—	2	—	(100)	nm		nm		—	(100)	nm
Client rescoping (expense impact)(2)	—	—	—	—	—	(18)	nm		nm		—	(18)	nm
FDIC special assessment(7)	(130)	—	—	31	—	—	nm		nm		(130)	—	nm
Other notable items(8)	—	—	—	(12)	—	1	nm		nm		—	1	nm
Total expenses, excluding notable items	2,383	2,269	2,308	2,382	2,450	2,412	6.3		(1.6)		4,652	4,862	4.5
Seasonal expenses	(162)	—	—	—	(155)	—	—		nm		(162)	(155)	(4.3)
Total expenses, excluding notable items and seasonal expenses	$2,221	$2,269	$2,308	$2,382	$2,295	$2,412	6.3		5.1		$4,490	$4,707	4.8

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,422	$2,456	$2,616	$2,662	$2,570	$2,719	10.71%		5.80%		$4,878	$5,289	8.43%
Total expenses, GAAP-basis	2,513	2,269	2,308	2,440	2,450	2,529	11.46		3.22		4,782	4,979	4.12
Fee operating leverage, GAAP-basis(9)							(75)	bps	258	bps			431	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,422	$2,456	$2,535	$2,662	$2,570	$2,740	11.56%		6.61%		$4,878	$5,310	8.86%
Total expenses, excluding notable items (as reconciled above)	2,383	2,269	2,308	2,382	2,450	2,412	6.30		(1.55)		4,652	4,862	4.51
Fee operating leverage, excluding notable items(10)							526	bps	816	bps			435	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,138	$3,191	$3,259	$3,412	$3,284	$3,448	8.05%		4.99%		$6,329	$6,732	6.37%
Total expenses, GAAP-basis	2,513	2,269	2,308	2,440	2,450	2,529	11.46		3.22		4,782	4,979	4.12
Operating leverage, GAAP-basis(11)							(341)	bps	177	bps			225	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24		2Q25 vs. 1Q25		2024	2025	YTD2025 vs. YTD2024
Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,138	$3,191	$3,259	$3,412	$3,284	$3,469	8.71%		5.63%		$6,329	$6,753	6.70%
Total expenses, excluding notable items (as reconciled above)	2,383	2,269	2,308	2,382	2,450	2,412	6.30		(1.55)		4,652	4,862	4.51
Operating leverage, excluding notable items(12)							241	bps	718	bps			219	bps

Income before income tax expense:
Income before income tax expense GAAP-basis	$598	$912	$925	$960	$822	$889	(2.5)%		8.2%		$1,510	$1,711	13.3%
Less: Notable items
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)					—	(3)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24					—	24
Other fee revenue(3)	—	—	(66)	—	—	—					—	—
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	79	—	—					—	—
Repositioning charges(6)	—	—	—	(2)	—	100					—	100
Client rescoping (expense impact)(2)	—	—	—	—	—	18					—	18
FDIC special assessment(7)	130	—	—	(31)	—	—					130	—
Other notable items(8)	—	—	—	12	—	(1)					—	(1)
Income before income tax expense, excluding notable items	$728	$912	$925	$1,018	$822	$1,027	12.6		24.9		$1,640	$1,849	12.7

Net Income:
Net Income GAAP-basis	$463	$711	$730	$783	$644	$693	(2.5)%		7.6%		$1,174	$1,337	13.9%
Less: Notable items
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)					—	(3)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24					—	24
Other fee revenue(3)	—	—	(66)	—	—	—					—	—
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	79	—	—					—	—
Repositioning charges(6)	—	—	—	(2)	—	100					—	100
Client rescoping (expense impact)(2)	—	—	—	—	—	18					—	18
FDIC special assessment(7)	130	—	—	(31)	—	—					130	—
Other notable items(8)	—	—	—	12	—	(1)					—	(1)
Tax impact of notable items	(31)	—	—	(17)	—	(35)					(31)	(35)
Net Income, excluding notable items	$562	$711	$730	$824	$644	$796	12.0		23.6		$1,273	$1,440	13.1

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$418	$655	$682	$728	$597	$630	(3.8)%		5.5%		$1,073	$1,227	14.4%
Less: Notable items
Foreign exchange trading services(1)	—	—	(15)	—	—	(3)					—	(3)
Client rescoping (revenue impact)(2)	—	—	—	—	—	24					—	24
Other fee revenue(3)	—	—	(66)	—	—	—					—	—
(Gains) losses related to investment securities, net(4)	—	—	81	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	79	—	—					—	—
Repositioning charges(6)	—	—	—	(2)	—	100					—	100
Client rescoping (expense impact)(2)	—	—	—	—	—	18					—	18
FDIC special assessment(7)	130	—	—	(31)	—	—					130	—
Other notable items(8)	—	—	—	12	—	(1)					—	(1)
Tax impact of notable items	(31)	—	—	(17)	—	(35)					(31)	(35)
Net Income Available to Common Shareholders, excluding notable items	$517	$655	$682	$769	$597	$733	11.9		22.8		$1,172	$1,330	13.5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24		2Q25 vs. 1Q25		2024	2025	YTD2025 vs. YTD2024
Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.37	$2.15	$2.26	$2.46	$2.04	$2.17	0.9%		6.4%		$3.52	$4.21	19.6%
Less: Notable items
Foreign exchange trading services(1)	—	—	(0.04)	—	—	(0.01)					—	(0.01)
Client rescoping (revenue impact)(2)	—	—	—	—	—	0.06					—	0.06
Other fee revenue(3)	—	—	(0.16)	—	—	—					—	—
(Gains) losses related to investment securities, net(4)	—	—	0.20	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	0.20	—	—					—	—
Repositioning charges(6)	—	—	—	(0.01)	—	0.26					—	0.26
Client rescoping (expense impact)(2)	—	—	—	—	—	0.05					—	0.05
FDIC special assessment(7)	0.32	—	—	(0.08)	—	—					0.32	—
Other notable items(8)	—	—	—	0.03	—	—					—	—
Diluted earnings per share, excluding notable items	$1.69	$2.15	$2.26	$2.60	$2.04	$2.53	17.7		24.0		$3.84	$4.57	19.0

Pre-tax Margin:
Pre-tax margin, GAAP-basis(13)	19.1%	28.6%	28.4%	28.1%	25.0%	25.8%	(2.8)%	pts	0.8%	pts	23.9%	25.4%	1.5%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	(0.3)	—	—	(0.1)					—	—
Client rescoping (revenue impact)(2)	—	—	—	—	—	0.7					—	0.3
Other fee revenue(3)	—	—	(1.1)	—	—	—					—	—
(Gains) losses related to investment securities, net(4)	—	—	1.4	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	2.3	—	—					—	—
Repositioning charges(6)	—	—	—	(0.1)	—	2.7					—	1.4
Client rescoping (expense impact)(2)	—	—	—	—	—	0.5					—	0.3
FDIC special assessment(7)	4.1	—	—	(0.9)	—	—					2.0	—
Other notable items(8)	—	—	—	0.4	—	—					—	—
Pre-tax margin, excluding notable items	23.2%	28.6%	28.4%	29.8%	25.0%	29.6%	1.0		4.6		25.9%	27.4%	1.5

Return on Average Common Equity:
Return on average common equity, GAAP-basis	7.7%	11.9%	12.0%	12.7%	10.6%	10.8%	(1.1)%	pts	0.2%	pts	9.8%	10.7%	0.9%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	(0.3)	—	—	(0.1)					—	—
Client rescoping (revenue impact)(2)	—	—	—	—	—	0.4					—	0.2
Other fee revenue(3)	—	—	(1.1)	—	—	—					—	—
(Gains) losses related to investment securities, net(4)	—	—	1.4	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	1.5	—	—					—	—
Repositioning charges(6)	—	—	—	—	—	1.7					—	0.8
Client rescoping (expense impact)(2)	—	—	—	—	—	0.3					—	0.2
FDIC special assessment(7)	2.4	—	—	(0.6)	—	—					1.2	—
Other notable items(8)	—	—	—	0.2	—	—					—	—
Tax impact of notable items	(0.6)	—	—	(0.3)	—	(0.6)					(0.3)	(0.3)
Return on average common equity, excluding notable items	9.5%	11.9%	12.0%	13.5%	10.6%	12.5%	0.6		1.9		10.7%	11.6%	0.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	2Q25 vs. 2Q24		2Q25 vs. 1Q25		2024	2025	YTD2025 vs. YTD2024
Effective Tax Rate:
Effective tax rate, GAAP-basis	22.5%	22.1%	21.1%	18.4%	21.7%	22.0%	(0.1)%	pts	0.3%	pts	22.3%	21.9%	(0.4)%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—					—	—
Client rescoping (revenue impact)(2)	—	—	—	—	—	0.1					—	—
Other fee revenue(3)	—	—	(0.1)	—	—	—					—	—
(Gains) losses related to investment securities, net(4)	—	—	0.1	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	0.7	—	—					—	—
Repositioning charges(6)	—	—	—	—	—	0.4					—	0.2
Client rescoping (expense impact)(2)	—	—	—	—	—	—					—	—
FDIC special assessment(7)	0.3	—	—	(0.3)	—	—					0.1	—
Other notable items(8)	—	—	—	0.1	—	—					—	—
Effective tax rate, excluding notable items	22.8%	22.1%	21.1%	18.9%	21.7%	22.5%	0.4		0.8		22.4%	22.1%	(0.3)

(1) Amounts in both 2024 and 2025 consist of a revenue-related recovery associated with the proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Amount related to a client rescoping which decreased income before income taxes by $42 million, of which $24 million is reflected in front office software and data revenue and $18 million is reflected in information systems and communications expenses.

(3) Amount consists of a $66 million gain on sale of equity investment, which is reflected in other fee revenue.
(4) Amount consists of a $81 million loss on the sale of investment securities, which is related to the repositioning of the investment portfolio reflected in other income.
(5) Deferred compensation expense acceleration of $79 million in 2024 related to prior period incentive compensation awards to align State Street's deferred pay mix with peers.
(6) Amount in 2025 includes $100 million of compensation and benefits expenses related to workforce rationalization consistent with the strategic focus on operating model transformation to drive further operating efficiency and productivity gains over time and the amount in 2024 includes a $15 million release related to compensation and employee benefits, partially offset by $13 million related to occupancy costs associated with real estate footprint.

(7) Amounts related to the FDIC special assessment and subsequent true-up reflected in other expenses.
(8) Amounts include a $12 million charge in 2024 and subsequent true-up in 2025 associated with operating model changes which are reflected in other expenses.
(9) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(10) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(11) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(12) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(13) GAAP- basis pre-tax margin for the first quarter of 2025 of 25.0% included seasonal expenses of $155 million as shown on page 17. Excluding seasonable expenses, pre-tax margin for the first quarter of 2025 was 29.8%.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2021	2022	2023	2024
Total revenue:
Total revenue, GAAP-basis	$12,027	$12,148	$11,945	$13,000
Less: Fees revenue	—	(23)	—	(15)
Less: Total other income	(111)	—	—	(66)
Add: (Gains) losses related to investment securities, net	—	—	294	81
Total revenue, excluding notable items	11,916	12,125	12,239	13,000

Provision for credit losses	(33)	20	46	75
Total expenses:
Total expenses, GAAP-basis	8,889	8,801	9,583	9,530
Less: Notable expense items:
Acquisition and restructuring costs	(65)	(65)	15	—
Deferred compensation expense acceleration	(147)	—	—	(79)
Legal and other	(18)	—	—	—
Repositioning (charges) / release	3	(70)	(203)	2
FDIC special assessment	—	—	(387)	(99)
Other notable items	—	—	(45)	(12)
Total expenses, excluding notable items	8,662	8,666	8,963	9,342
Income before income tax expense, excluding notable items	$3,287	$3,439	$3,230	$3,583

Income before income tax expense, GAAP-basis	$3,171	$3,327	$2,316	$3,395

Pre-tax margin, excluding notable items	27.6%	28.4%	26.4%	27.6%
Pre-tax margin, GAAP-basis	26.4	27.4	19.4	26.1

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	2Q24	1Q25	2Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25	2Q25 vs. 2Q24	2Q25 vs. 1Q25
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,239	$1,275	$1,304	$15	$24	$1,289	$1,280	4.0%	0.4%
Management fees	511	562	562	3	4	559	558	9.4	(0.7)
Foreign exchange trading services	336	362	431	—	—	431	431	28.3	19.1
Securities finance	108	114	126	—	—	126	126	16.7	10.5
Front office software and data	152	158	169	1	1	168	168	10.5	6.3
Lending related and other fees	62	67	61	—	—	61	61	(1.6)	(9.0)
Software and processing fees	214	225	230	1	1	229	229	7.0	1.8
Other fee revenue	48	32	66	1	—	65	66	35.4	nm
Total fee revenue	2,456	2,570	2,719	20	29	2,699	2,690	9.9	4.7
Net interest income	735	714	729	13	20	716	709	(2.6)	(0.7)
Total revenue	$3,191	$3,284	$3,448	$33	$49	$3,415	$3,399	7.0	3.5

Expenses:
Compensation and employee benefits	$1,099	$1,262	$1,280	$16	$25	$1,264	$1,255	15.0	(0.6)
Information systems and communications	454	497	523	2	2	521	521	14.8	4.8
Transaction processing services	250	258	260	3	4	257	256	2.8	(0.8)
Occupancy	106	103	105	2	3	103	102	(2.8)	(1.0)
Amortization of other intangible assets	60	54	56	1	1	55	55	(8.3)	1.9
Other	300	276	305	2	4	303	301	1.0	9.1
Total expenses	$2,269	$2,450	$2,529	$26	$39	$2,503	$2,490	10.3	1.6

Total expenses, excluding notable items - Non-GAAP	$2,269	$2,450	$2,412	$26	$39	$2,386	$2,373	5.2	(3.1)
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,170	1,188	1,232	10	14	1,222	1,218	4.4	2.5

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2024	2025	YTD2025 vs. YTD2024	2025	YTD2025 vs. YTD2024
GAAP-Basis Results:
Fee revenue:
Servicing fees	$2,467	$2,579	$4	$2,575	4.4%
Management fees	1,021	1,124	1	1,123	10.0
Foreign exchange trading services	667	793	—	793	18.9
Securities finance	204	240	—	240	17.6
Front office software and data	296	327	1	326	10.1
Lending related and other fees	125	128	—	128	2.4
Software and processing fees	421	455	1	454	7.8
Other fee revenue	98	98	—	98	—
Total fee revenue	4,878	5,289	6	5,283	8.3
Net interest income	1,451	1,443	—	1,443	(0.6)
Total revenue	$6,329	$6,732	$6	$6,726	6.3

Expenses:
Compensation and employee benefits	$2,351	$2,542	$3	$2,539	8.0
Information systems and communications	886	1,020	1	1,019	15.0
Transaction processing services	498	518	1	517	3.8
Occupancy	209	208	—	208	(0.5)
Amortization of other intangible assets	120	110	—	110	(8.3)
Other	718	581	1	580	(19.2)
Total expenses	$4,782	$4,979	$6	$4,973	4.0

Total expenses, excluding notable items - Non-GAAP	$4,652	$4,862	$6	$4,856	4.4
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	2,301	2,420	3	2,417	5.0

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,180 million in the second quarter of 2025, $1,262 million in the first quarter of 2025 and $1,099 million in the second quarter of 2024.

nm Denotes not meaningful